Exhibit 10.35

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Agreement”) is made effective as of the 1st day of January 2013, by and between WU/LH 15 PROGRESS L.L.C., a Delaware limited liability company with a mailing address of 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (the “Borrower”), PAUL A. COOPER, an individual with a mailing address of 46 Rose Lane, East Rockaway, New York 11518, JEFFREY D. RAVETZ, an individual with a mailing address of 498 West End Avenue, Apt. 7A, New York, New York 10024, LOUIS E. SHEINKER, an individual with a mailing address of 19 The Glenada, Roslyn, New York 11577, JEFFREY WU (a/k/a Myint J. Kyaw), an individual with a mailing address of 56-72 49th Place, Maspeth, New York 11378 (the foregoing individuals are hereinafter collectively referred to as the “Disassociating Guarantors”), GTJ REIT, INC., a Maryland corporation with a mailing address of 444 Merrick Road, Suite 370, Lynbrook, New York  11563 (the “Replacement Guarantor”), GTJ REALTY, LP, a Delaware limited partnership with a mailing address at 444 Merrick Road, Suite 370, Lynbrook, New York 11563 (the “New Member”) and PEOPLES UNITED BANK, a federal savings bank having an office at 850 Main Street, Bridgeport, Connecticut 06604 (the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to a Loan and Security Agreement by and between the Lender and Borrower dated as of September 30, 2010 (the “Original Loan Agreement”), the Lender made a loan (the “Loan”) to the Original Borrower in the original principal amount of Two Million Seven Hundred Thousand and 00/100 Dollars ($2,700,000.00); and

WHEREAS, the Loan is evidenced by a Promissory Note of the Borrower dated September 30, 2010 in the original principal amount of the Loan (the “Note”), which Original Note is secured by, inter alia, an Open-End Mortgage Deed and Security Agreement from the Borrower dated September 30, 2010 and recorded in Volume 3145 at Page 159 of the Shelton Land Records (the “Mortgage”) encumbering certain property being more particularly described therein (the “Property”); and

WHEREAS, the Disassociating Guarantors desire to (i) sell and transfer all of their respective membership interests (the “Transfer”) in the Borrower to New Member; and (ii) be released of their Guaranty (as defined in the Original Loan Agreement); and

WHEREAS, pursuant to the Original Loan Agreement, the Transfer requires the consent of the Lender; and

WHEREAS, the Lender is willing to give its consent to the Transfer and release the Disassociating Guarantors from their Guaranty upon the terms and conditions contained in this Agreement, including, without limitation, that the Replacement Guarantor sign a replacement guaranty in form and substance reasonably satisfactory to the Lender and that certain terms and conditions of the Original Loan Agreement be amended and modified as more particularly set forth herein; and

WHEREAS, the current outstanding principal balance of the Loan, prior to the monthly installment  of principal and interest  due on November 1, 2012,  is TWO MILLION FIVE HUNDRED NINETY THOUSAND SEVENTY -SIX and 11/100 Dollars ($2,590.976.11) (the “Current Outstanding Balance”).

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.                                      Definitions.  All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Original Loan Agreement.  In the event of any inconsistency between the Original Loan Agreement and this Agreement, the provisions of this Agreement shall control, and all other provisions of the Original Loan Agreement shall remain in full force and effect.  The Original Loan Agreement, as amended by this Agreement, is hereinafter referred to as the “Loan Agreement”. In addition to the Original Loan Agreement, the Mortgage and the Note, the Borrower and Disassociating Guarantors executed other instruments, documents or agreements which evidence, secure or relate to the Loan, which other instruments, documents or agreements are hereinafter collectively referred to as the “Existing Loan Documents”.  The Existing Loan Documents, this Agreement and all other agreements, documents and instruments executed and delivered in connection herewith are hereinafter collectively referred to as the “Loan Documents”.  The obligations of the Borrower under the Loan Documents are hereinafter sometimes referred to as the “Obligations”.

2.                                      Incorporation.  The forgoing recitals are incorporated into this Agreement and made a part hereof by this reference.

3.                                      Conditions Precedent to Effectiveness of Consent.  This Agreement, including, without limitation, the Consent (as hereinafter defined) and release of the Disassociating Guarantors hereinafter granted is subject to the following terms and conditions (the date on which all of such terms and conditions are satisfied to the satisfaction of the Lender is hereinafter referred to as the “Effective Date”):

(a)                                 The Consent shall in no way be deemed to (1) modify or amend any of the terms of the Loan Agreement or any other Loan Document except as expressly set forth in paragraph 4 of this Agreement, (2) serve as a consent of or waiver by the Lender to any request other than the Transfer, or (3) waive any rights or remedies the Lender may have under the Loan Agreement or any other Loan Documents, or (4) modify, waive, impair or affect any of the provisions, covenants, agreements, terms or conditions contained in the Loan Agreement or any other Loan Document, or to waive any present or future breach thereof or defaults thereunder, or (5) constitute a release of the Borrower for any of its obligations under the Loan.  Without limiting the generality of the foregoing, all of the other terms and conditions of the Loan Agreement and other Loan Documents shall remain the same and in full force and effect except as specifically set forth in this Agreement.

(b)                                 The effectiveness of this Agreement is conditioned upon receipt by the Lender of: (1) the full execution and delivery of the Replacement Guaranty (as hereinafter defined) by the Replacement Guarantor, (2) the full execution and delivery of this Agreement, (3) the full execution and delivery of a Collateral Assignment of Management Agreement by and among the Borrower, the Lender and GTJ Management, LLC, as manager of the Property and dated as of the date hereof and in such form and substance as is reasonably acceptable to the Lender, (4) payment to the Lender of a non-refundable fee in connection with the Lender’s review and consideration of the Transfer and its granting of the Consent in the amount of One Thousand Five Hundred and 00/100 Dollars ($1,500.00), (5) the Lender’s receipt, review and approval of any amendments or modifications of the operating agreement of the Borrower, (6) the Lender’s receipt of a fully signed and executed copy of such approved amendment or modification of the operating agreement of the Borrower, and (7) payment of the reasonable legal fees of Lender’s counsel in connection herewith.

4.                                      Amendments and Modifications.

(a)                                 Amendments to Original Loan Agreement.  From and after the Effective Date (as hereinafter defined), the Original Loan Agreement is amended and modified as follows:

(i)                                     all references in the Original Loan Agreement to the term “Guarantor” shall mean and refer to the Replacement Guarantor;

(ii)                                  Section 1.3 is amended to reflect that the Disassociating Guarantors are released from their respective guaranty and that the Replacement Guarantor has guaranteed the Loan on a limited recourse basis pursuant to a substitute limited guaranty of the Replacement Guarantor, in form and substance reasonably satisfactory to the Lender, and dated of even date herewith (the “Replacement Guaranty”).  Accordingly, from and after the Effective Date, all references in the Original Loan Agreement to the “Guaranty” shall mean and refer to the Replacement Guaranty;

(iii)                               Section 6.1(l) is hereby amended and restated in its entirety as follows:

“(l)                               Guarantor.  The Guarantor revokes, or takes action to revoke, any of its duties or obligations under any its Guaranty or a breach of any material term of its Guaranty occurs and such default continues for a period of thirty (30) days after written notice from Lender or there shall occur the dissolution or liquidation of the Guarantor.”

(iv)                              Section 6.1(m) is hereby amended to delete the reference to “Section 6.1(l)” and replace the same with “Section 4.1(j)”.

(b)                                 Amendments to Existing Loan Documents.  The Existing Loan Documents are hereby modified to incorporate the terms contained in this Agreement.  All references to each Existing Loan Document contained in the Existing Loan Documents shall mean such Existing Loan Document as modified by this Agreement.  Any default in this Agreement shall be an Event of Default under each Existing Loan Document.

5.                                      Assumption of Obligations by Replacement Guarantor.  From and after the Effective Date of this Agreement, the Replacement Guarantor shall be obligated and responsible, jointly and severally with the Borrower, for the performance of each and all of the obligations and agreements of the “Indemnitor” or “Guarantor” under the Environmental Indemnity Affidavit and the other Loan Documents to which any Disassociating Guarantor is a party. The Replacement guarantor shall be liable and responsible for each and all of the liabilities of the “Indemnitor” or “Guarantor” thereunder (excluding any misrepresentations by any Disassociating Guarantor), and shall be substituted in lieu of and in place of the Disassociating Guarantors as fully and completely as if the Replacement Guarantor had originally executed and delivered the Environmental Indemnity Affidavit and such Loan Documents as were executed and delivered by the Disassociating Guarantors as the “Indemnitor” or “Guarantor” thereunder including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Agreement, been the obligations, agreements and liabilities of the Disassociating Guarantors, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued, and without regard to the Disassociating Guarantor then responsible or liable therefor at the time of such accrual.  With respect to the Environmental Indemnity Agreement, the liability of the Replacement Guarantor shall be joint and several with that of Borrower.

6.                                      Lender’s Consent to Transfer; Release of Disassociating Guarantors.

(a)                                 Pursuant to Section 4.2(c) of the Loan Agreement, and in accordance with the Borrower’s request, and subject to the terms and conditions set forth herein, the Lender hereby grants its consent (the “Consent”) to the Transfer effective as of the Effective Date.  The Borrower acknowledges and agrees that the Consent herein contained is expressly limited to the Transfer herein described, that such Consent shall not waive or render unnecessary Lender’s consent or approval of any subsequent sale, conveyance, assignment or transfer of the ownership or other beneficial membership interests in and to the Borrower, and that all salient provisions of the Loan Agreement shall continue in full force and effect.

(b)                                 Effective as of the Effective Date, the Lender releases and relieves the Disassociating Guarantors from any ongoing personal liability under each of their respective Guaranty for any acts or events occurring or obligations arising after the Effective Date which are not caused by or arising out of any acts or events occurring or obligations arising prior to or on said date. Nothing contained in this Agreement is intended to release or diminish any other obligations any Disassociating Guarantor currently has or may at anytime have to the Lender of whatever nature.  Notwithstanding anything contained in this Agreement to the contrary, it is understood and agreed that release described in this paragraph is as to the Guaranty of each Disassociating Guarantor solely as it relates to the Obligations of the Borrower under the Loan and does not release, remise, diminish or discharge the Borrower from its obligations under the Loan, as amended by this Agreement and all documents and instruments executed and delivered in connection herewith, or the obligations of the Disassociating Guarantors (whether as borrower or guarantor) under or in connection with any other obligation (other than the Obligations) any Disassociating Guarantor now has or may hereafter have owing to the Lender.

The Disassociating Guarantors, on behalf of themselves and their heirs, successors and assigns, hereby release and forever discharge Lender, any trustee of the Loan, any servicer of the Loan, each of their respective predecessors in interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, “Lender Parties”), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities, demands or causes of action of any nature, at law or in equity, known or unknown, which the Disassociating Guarantors now have by reason of any cause, matter or thing through and including the date hereof including, without limitation, matters arising out of or relating to: (a) the Loan including, without limitation, its funding, administration and servicing; (b) the Loan Documents; (c) the Property; (d) any reserve and escrow balances held by Lender or any servicers of the Loan; or (e) the sale, conveyance, assignment and transfer of the Property.  The Disassociating Guarantors, on behalf of themselves and their heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action, except for those claims or causes of action resulting from any of the Lender Parties’ gross negligence or willful misconduct.

7.                                      Representations and Warranties; Waiver and Release.  To induce the Lender to enter into this Agreement, the Borrower hereby represents and warrants to the Lender, that:

(a)                                 The Borrower reaffirms all representations and warranties and agrees to perform and observe all affirmative and negative covenants contained in the Loan Agreement and other Loan Documents.  All of such representations and warranties are incorporated herein by reference and are true and correct in all material respects as of the date Borrower signs below

(b)                                 The Borrower has the right, power and authority and has taken all necessary limited liability company and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents in accordance with their respective terms.

(c)                                  The Borrower represents, acknowledges and affirms that it has no claim, defense, offset or counterclaim whatsoever against Lender with respect to the Loan or any Loan Document, and that the Lender is relying on this representation in agreeing to enter into this Agreement and give the Consent.  The Borrower further acknowledges that Lender would not agree to enter into this Agreement or give the Consent unless the Borrower made the representations contained in this paragraph and elsewhere in this Agreement freely and willingly, after due consultation with its attorney(s).  The Borrower further represents that no Event of Default has occurred nor has there occurred any event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.  In furtherance of the foregoing, the Borrower hereby releases, and forever discharges the Lender, its officers, agents, successors and assigns from any and all claims, actions, causes of action, obligations and liabilities of any kind known or unknown which the Borrower has or may have as of the date hereof whether relating to the Loan Agreement or any other Loan Document or any of the transactions contemplated hereby or consummated in connection herewith, or any negotiations in connection with any of the foregoing.

8.                                      Continued Force and Effect.  All of the terms and conditions of the Original Loan Agreement and Existing Loan Documents and the collateral security provided thereby are hereby ratified and confirmed in all respects and shall remain and in full force and effect. This Agreement is not intended to, and shall not be construed to, effect a novation, and, except as expressly provided herein, none of the Existing Loan Documents have been modified, amended, cancelled, terminated, released, satisfied, superseded or otherwise invalidated.  In the event of any conflict between the terms of this Agreement and the terms of any of the Loan Documents, the terms of this Agreement shall control.  Borrower acknowledges and agrees that the Loan Documents, as modified hereby, are enforceable against Borrower and against the Property described therein in accordance with their respective terms.

9.                                      Cross Default.  It shall be an event of default hereunder if any representation or warranty made or deemed to be made by the Borrower under this Agreement shall at any time prove to have been incorrect in any material respect when made or deemed made.  Any event of default hereunder or any default by the Borrower in any of the covenants herein made shall, at the option of Lender, or its successors and assigns, constitute an Event of Default under the Loan Agreement entitling Lender, or its successors or assigns, to any or all of the other remedies it or they may have thereunder.

10.                               Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrower and Lender and their respective successors and assigns.

11.                               Waivers.  BORROWER AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION MAKER EACH WAIVE PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THE RESTATED NOTE OR THIS AGREEMENT AND AS TO ANY ISSUES ARISING RELATING TO THE RESTATED NOTE OR THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

12.                               Captions.  The articles and section captions are inserted herein only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of any such article or section, nor in any way affect this Agreement.

13.                               Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same agreement.

No Further Text On This Page — Signature Page Follows

IN WITNESS WHEREOF, Borrower has caused this Agreement to be executed and delivered intending it to be effective as of the day and year first above written.

BORROWER:

WU/LH 15 PROGRESS L.L.C.,
a Delaware limited liability company

By:	GTJ REALTY, LP,
a Delaware limited partnership
its sole member

By:	GTJ GP, LLC,
a Maryland limited liability company,
its general partner

By:	GTJ REIT, INC.,
a Maryland corporation,
its member/manager

By:	/s/ David Oplanich

	Its:	CFO

STATE OF	)
) ss:
COUNTY OF	)

On this the          day of                             , 2012, before me, the undersigned officer, personally appeared                                 , who acknowledged himself/herself to be the                              of GTJ REIT, INC., which is the member/manager of GTJ GP, LLC, which is the general partner of GTJ REALTY, LP, which is the sole member of WU/LH 15 PROGRESS L.L.C., a Delaware limited liability company, and that he/she as such and being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such member/manager of the general partner.

/s/ Paula Corazza

Notary Public
My commission expires:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered the day and year first above written.

/s/ Paul A. Cooper
PAUL A. COOPER

STATE OF	)
) ss:
COUNTY OF	)

On this the              day of                                 , 2012, before me, the undersigned officer, personally appeared PAUL A. COOPER, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Frances M. Pepe

Notary Public
My Commission Expires:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered the day and year first above written.

/s/ Jeffrey D. Ravetz
JEFFREY D. RAVETZ

STATE OF	)
) ss:
COUNTY OF	)

On this the              day of                                 , 2012, before me, the undersigned officer, personally appeared JEFFREY D. RAVETZ, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Frances M. Pepe
Notary Public
My Commission Expires:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered the day and year first above written.

/s/ Louis E. Sheinker
LOUIS E. SHEINKER

STATE OF	)
) ss:
COUNTY OF	)

On this the              day of                                 , 2012, before me, the undersigned officer, personally appeared LOUIS E. SHEINKER, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Frances M. Pepe
Notary Public
My Commission Expires:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and delivered the day and year first above written.

/s/ Jeffrey Wu
JEFFREY WU (a/k/a Myint J. Kyaw)

STATE OF	)
) ss:
COUNTY OF	)

On this the              day of                                 , 2012, before me, the undersigned officer, personally appeared JEFFREY WU (A/K/A MYINT J. KYAW), known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Hu Wei Ching
Notary Public
My Commission Expires:

IN WITNESS WHEREOF, Replacement Guarantor has caused this Agreement to be executed and delivered the day and year first above written.

REPLACEMENT GUARANTOR:
GTJ REIT, INC.

	By:	/s/ David Oplanich
		Its:	CFO

STATE OF	)
) ss:
COUNTY OF	)

On this the          day of                             , 2012, before me, the undersigned officer, personally appeared                                 , who acknowledged himself/herself to be the                          of GTJ REIT, INC., a                                        corporation, and that he/she as such and being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such                         .

/s/ Paula Corazza
Notary Public
My commission expires:

IN WITNESS WHEREOF, New Member has caused this Agreement to be executed and delivered the day and year first above written.

NEW MEMBER:
GTJ REALTY, LP

	By:	/s/ David Oplanich
		Its:	CFO

STATE OF	)
) ss:
COUNTY OF	)

On this the          day of                             , 2012, before me, the undersigned officer, personally appeared                                 , who acknowledged himself/herself to be the                          of GTJ REALTY, LP, a Delaware limited partnership, and that he/she as such and being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the limited partnership by himself/herself as such                         .

/s/ Paula Corazza
Notary Public
My commission expires:

IN WITNESS WHEREOF, Lender has caused this Agreement to be executed and delivered the day and year first above written.

LENDER:
PEOPLE’S UNITED BANK

By:	/s/ Suzanne Wakeen
Suzanne Wakeen, its Senior Vice President

STATE OF CONNECTICUT	)
) ss:
COUNTY OF	)

On this the          day of                               , 2012, before me, the undersigned officer, personally appeared Suzanne Wakeen, who acknowledged herself to be the Senior Vice President of PEOPLE’S UNITED BANK, a federal savings bank, and that she as such and being duly authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the federally chartered savings bank by herself as such Senior Vice President.

IN WITNESS WHEREOF, I hereunto set my hand.

Commissioner of the Superior Court
Notary Public
My Commission Expires: